      As filed with the Securities and Exchange Commission on May 24, 2002

                                                       Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                 ELOQUENT, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                                     94-3221868
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                                   ----------

                        1730 EL CAMINO REAL, THIRD FLOOR
                               SAN MATEO, CA 94402
                                 (650) 294-6500
                    (Address of principal executive offices)

                                   ----------

                           1999 EQUITY INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                             CLIFFORD A. REID, PH.D.
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                                 ELOQUENT, INC.
                        1730 EL CAMINO REAL, THIRD FLOOR
                               SAN MATEO, CA 94402
                                 (650) 294-6500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

                                   Copies to:

                            KENNETH L. GUERNSEY, ESQ.
                             JODIE M. BOURDET, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000

                                   ----------

               (Calculation of Registration Fee on following page)

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
 TITLE OF SECURITIES      AMOUNT TO BE    OFFERING PRICE PER    AGGREGATE OFFERING           AMOUNT OF
   TO BE REGISTERED         REGISTERED         SHARE(1)             PRICE(1)              REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------
Shares of Common                771,017            $0.40           $308,406.80               $28.37
Stock, par value
$.001 per share,
reserved for future
grant under the 1999
Equity Incentive
Plan(2)
-------------------------------------------------------------------------------------------------------------

Shares of Common                192,754            $0.40            $77,101.60                $7.09
Stock, par value
$.001 per share,
reserved for future
grant under the 1999
Employee Stock
Purchase Plan(2)
-------------------------------------------------------------------------------------------------------------
Total                           963,771            $0.40           $385,508.40               $35.46
=============================================================================================================



(1) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and aggregate offering price are based upon the average of the high and low prices of Eloquent, Inc.'s ("Registrant" or "Company") Common Stock as reported on the Nasdaq National Market on May 21, 2002 for shares available for future grant pursuant to the 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan (pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "Act")).

(2) This Registration Statement shall cover any additional shares of Common Stock which become issuable under the Plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding common stock.


                                       2.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The contents of Registration Statements on Form S-8 (Nos. 333-34182 and 333-5814) filed by Eloquent, Inc. (the "Company" or the "Registrant") with the Securities and Exchange Commission on April 6, 2000 and April 3, 2001, respectively, are incorporated by reference into this Registration Statement:

                                    EXHIBITS

EXHIBIT
NUMBER
-------

    5.1      Opinion of Cooley Godward LLP

   23.1      Consent of PricewaterhouseCoopers LLP

   23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
             Registration Statement

   24.1      Power of Attorney is contained on the signature pages

   99.1      1999 Equity Incentive Plan and forms of grant thereunder(1)

   99.2      1999 Employee Stock Purchase Plan(2)

(1) Filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q on November 14, 2001 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference.


                                       3.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, County of San Mateo, State of California, on May 22, 2002.

                                         ELOQUENT, INC.

                                         By:  /s/ Clifford A. Reid
                                         ------------------------------------
                                         Clifford A. Reid
                                         Chairman of the Board,
                                         Chief Executive Officer and Director





                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Clifford A. Reid and R. John Curson, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                 TITLE                          DATE
                 ---------                                 -----                          ----
/s/ Clifford A. Reid                              Chairman of the Board, Chief       May 22, 2002
------------------------------------              Executive Officer and
              CLIFFORD A. REID                    Director (Principal Executive
                                                  Officer)


/s/ R. John Curson                                Chief Financial Officer,           May 22, 2002
------------------------------------              Secretary and Treasurer
               R. JOHN CURSON                     (Principal Financial and
                                                  Accounting Officer)



/s/ Anthony P. Brenner                            Director                           May 22, 2002
------------------------------------
             ANTHONY P. BRENNER

/s/ Michael E. Herman
------------------------------------
             MICHAEL E. HERMAN                    Director                           May 22, 2002



                                       4.

                                                  Director
------------------------------------
               SARAH M. NOLAN

/s/ Terry L. Opdendyk
------------------------------------
             TERRY L. OPDENDYK                    Director                           May 22, 2002





                                       5.

                                    EXHIBITS

EXHIBIT                                                                               SEQUENTIAL PAGE
NUMBER                                                                                NUMBERS
-------                                                                               ---------------
    5.1      Opinion of Cooley Godward LLP                                                 7

   23.1      Consent of PricewaterhouseCoopers LLP                                         8

   23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
             Registration Statement                                                       --

   24.1      Power of Attorney is contained on the signature pages                        --

   99.1      1999 Equity Incentive Plan and forms of grant thereunder(1)                  --

   99.2      1999 Employee Stock Purchase Plan(2)                                         --

                                                                                          --


(1) Filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q on November 14, 2001 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference.